UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2015

Howard Bancorp, Inc.
(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to its private placement, on June 2, 2015, Howard Bancorp, Inc. (the “Company”) sold 2,173,913 shares of its common stock, par value $0.01 per share, at a purchase price of $11.50 per share or an aggregate of $24,999,999.50, to certain institutional accredited investors pursuant to investment agreements between the Company and such institutional investors dated as of March 2, 2015.

The offer and sale of the Company’s common stock in the private placement was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) of, and Rule 506 of Regulation D under, the Securities Act.  Each investor represented to the Company that it was an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

10.1	Form of Investment Agreement, dated March 2, 2015, between Howard Bancorp, Inc. and certain investors (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed March 3, 2015)
99.1	Press release announcing completion of private placement dated June 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated:	June 2, 2015
		By:	/s/ George C. Coffman
George C. Coffman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Investment Agreement, dated March 2, 2015, between Howard Bancorp, Inc. and certain investors (incorporated by reference to Exhibit 10.1 to the Company’s Form 8-K filed March 3, 2015)
99.1	Press release announcing completion of private placement dated June 2, 2015